EXHIBIT 10.42

CONFIDENTIAL TREATMENT REQUEST – EDITED COPY

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IMPORT AND DISTRIBUTION AGREEMENT

SciClone Pharmaceuticals International China Holding Limited

Sinopharm Holding Lingyun Biopharmaceutical (Shanghai) Co., Limited

January 2016

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IMPORT AND DISTRIBUTION AGREEMENT

This Import and Distribution Agreement (the “Agreement”) is made effective as of the 1st day of January, 2016 (the “Effective Date”), by and between SciClone Pharmaceuticals International China Holding Ltd., an exempted company incorporated under the laws of Cayman Islands, having its principal place of business at P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies (“SPIL”) and Sinopharm Holding Lingyun Biopharmaceutical (Shanghai) Co. Limited, a company incorporated under the laws of the People’s Republic of China having its principal place of business at RM 1903, No. 175, East Yan’an Road, Huangpu District, Shanghai (“Importer”).  SPIL and Importer are referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

BACKGROUND

A.SPIL has rights to a product known as Thymalfasin for Injection (Zadaxin®);

B.Importer is a business operating in People’s Republic of China with expertise in the import and distribution of pharmaceutical products, having the command of sufficient market resources, and in the supply of such products to the dealers after importing such products to the People’s Republic of China;

C.SPIL desires to engage Importer to import one or more pharmaceutical products into the Territory for the sole purpose of further distributing such product(s) solely in the People’s Republic of China in a manner consistent with maintaining SPIL’s reputation and business interests, all in accordance with the terms and conditions of this Agreement.

NOW THEREFORE, for and in consideration of the covenants, conditions, and undertakings hereinafter set forth, it is agreed by and among the Parties as follows:

1.DEFINITIONS

The terms in this Agreement with initial letters capitalized shall have the meanings set forth below, or the meaning as designated in the indicated places throughout this Agreement:

1.1“Affiliate” means, with respect to a Party, any Entity that controls, is controlled by, or is under common control with that Party.  For the purpose of this definition, “control” means direct or indirect ownership of more than fifty percent (50%) of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or more than fifty percent (50%) of the equity interest in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby the Entity controls or has the right to control the board of directors or equivalent governing body of a corporation or other

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entity, or the ability to cause the direction of the management or policies of a corporation or other entity.

1.2“Approved Distributor List” is defined in Section 4.11.

1.3“[***] Exchange Rate” is defined in Section 4.6(b).

1.4“Claim” is defined in Section 10.1.

1.5“Competing Products” is defined in Section 2.4.

1.6“Entity” means a partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization.

1.7“Exchange Rate Change Notice” is defined in Section 4.6(b).

1.8“Government Authority” means any federal, state, national, regional, provincial or local government, or political subdivision thereof, or any multinational organization or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, any court or tribunal (or any department, bureau or division thereof, or any governmental arbitrator or arbitral body).

1.9“Importer” is defined in the preamble to this Agreement.

1.10“Law” means any federal, state, local, foreign or multinational law, statute, standard, ordinance, code, rule, regulation, resolution or promulgation, or any order by any Government Authority, or any license, franchise, permit or similar right granted under any of the foregoing, or any similar provision having the force or effect of law.

1.11“Licenses” means all licenses (including without limitation all import and export licenses), registrations and permits required to comply with the Regulations in connection with Importer’s obligations under this Agreement or a Tier-Two Distributor’s obligations under its Tier-Two Agreement, including the importation of the Products into the Territory.

1.12“Losses” is defined in Section 10.1.

1.13“Products” means those products, together with the prices for each, listed on attached Exhibit A, which may be amended from time to time by written agreement pursuant to Section 12.10.

1.14“Purchase Order” is defined in Section 4.2(a).

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1.15“Regulations” means all laws, statutes, rules, regulations (including without limitation all health and safety legislation) of the Territory and Hong Kong, as applicable.

1.16“Specifications” means the specifications for the Product(s) attached to this Agreement as Exhibit B, including requirements for shipping and storage of such Product(s).

1.17“SPIL” is defined in the preamble to this Agreement.

1.18“SPIL Trademarks” means the Trademarks listed in Exhibit C, together with any further trademarks and trade names of which SPIL may become the proprietor or which SPIL may have the right to use on or in relation to the Products at any time during this Agreement, and in each case which SPIL adds to Exhibit C in its sole discretion.

1.19“Standard Exchange Rate” is defined in Section 4.6(b).

1.20“Target Inventor” is defined in Section 5.1.

1.21“Term” is defined in Section 11.1.

1.22“Territory” means all the provinces within the People’s Republic of China, excluding, for the purpose of this Agreement, Hong Kong, Macau and Taiwan.

1.23“Tier-Two Agreement” is defined in Section 5.3.

1.24“Tier-Two Distributor” is defined in Section 5.3.

1.25“TIS” or “Total Importer Sales” means the quantity of all Products sold by Importer in the Territory during a specified period, including all sales of Products to Tier-two Distributors, hospitals and all retail sales of Products during such period, as determined in good faith by SPIL or its third party designee.

2.APPOINTMENTS

2.1Appointment of Importer.   SPIL hereby appoints Importer as an importer and distributor of Products in the Territory, and Importer hereby accepts such appointment, subject to the terms and conditions of this Agreement.  Such appointment shall be exclusive during [***] (as defined in Section 11.1).  During [***], SPIL shall not engage in or authorize any third party to engage in the same business in the Territory in a manner that would conflict with the rights granted to Importer under this Agreement.  Importer’s sole right with respect to the Products is to import Products directly to the Territory and sell such Product to hospitals, pharmacy and Tier-Two Distributors.  Importer shall accept orders from hospitals, pharmacy and Tier-Two Distributors and ship the corresponding Product in accordance with the agreements between Importer and the respective hospitals, pharmacy and Tier-Two Distributors.  Importer shall not

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use any third parties, other than with respect to the physical transportation of Products, to conduct its obligations under this Agreement.  Importer is not authorized to, and shall not, do business in SPIL’s name or hold itself out as SPIL’s agent for the import, distribution or sales of the Products or as being entitled to bind or obligate SPIL in any way.  Except as expressly permitted under this Section 2.1, Importer shall not sell or offer to sell any Products.

2.2Territory.  Subject to applicable laws and regulations, Importer shall not export, import or distribute Products to or in any country, province, region or territory outside the Territory.  Importer shall not actively promote, market, advertise, stimulate interest in, or solicit orders for Products from outside the Territory, including but not limited to, by establishing any Branch or maintaining any distribution depot for the Products outside of the Territory except with SPIL’s prior written consent in its sole discretion.  Importer shall promptly refer all inquiries concerning the purchase of Products for use outside the Territory to SPIL.

2.3Independent Contractors.  The relationship between SPIL and Importer established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed (i) to give any Party the power to direct or control the day to-day activities of any other Party or (ii) to constitute the Parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking.  All financial obligations associated with Importer’s business are the sole responsibility of Importer.  All agreements between Importer and any Tier-Two Distributor are Importer’s exclusive responsibility and shall not affect the obligations of SPIL or Importer under this Agreement.

2.4No Competing Products.  Importer agrees that any efforts by it to import or distribute or sell Competing Products to or within the Territory would constitute a conflict of interest with respect to Importer’s obligations to SPIL to import or distribute the Products to or in the Territory.  For each Product, the competing product(s) are listed on Exhibit D (each such product, a “Competing Product”).  SPIL shall have the right, upon [***] days’ written notice, to reasonably amend Exhibit D to include reasonable additional products as Competing Products.  During the Term, Importer shall not import or distribute or sell any Competing Product in the Territory.

2.5Reservation of Rights.  Except as expressly provided in this Article 2, no right, title, or interest is granted, whether express or implied, by SPIL to Importer, and nothing in this Agreement shall be deemed to grant to Importer rights in any products or technology other than the Products, nor shall any provision of this Agreement be deemed to restrict SPIL’s right to exploit the technology or other intellectual property rights relating to the Products in products other than the Products.  Importer acknowledge and agree that SPIL has and retains the right to appoint other authorized exporters, importers, distributors or resellers of the Products outside the Territory without restriction and without any obligations to Importer.

3.OBLIGATIONS OF SPIL

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3.1Supply of Product.  Subject to the terms and conditions of this Agreement, SPIL shall provide Product to the Importer or its designee.  SPIL shall use [***] efforts to ship Product to the Importer or its designee within [***] days after SPIL accepts a Purchase Order for such Product pursuant to Section 4.2(b).  All such Product shall, at the time of delivery, have a remaining shelf-life of at least the minimum shelf-life for such Product as set forth on Exhibit A.  Neither Importer nor its designee shall have any right to return or otherwise receive any credit for expired Product that had such minimum shelf-life at the time such Product was delivered by SPIL as required by this Agreement.

3.2Documentation.  SPIL shall provide Importer documents in SPIL’s possession or control that (i) are required by Law for the import of the Product into the Territory, or (ii) are requested in writing by Importer and are reasonably related to Importer's ability to fulfill its obligations under this Agreement, including certificates of origin, content lists, product descriptions and material safety data sheets (collectively, the “Product Documentation”).

3.3Safety Updates.  SPIL shall promptly provide Importer with new information of which SPIL becomes aware concerning the efficacy or safety of any Product.

3.4Product Changes.  SPIL may change the Products, or their packaging or Product Documentation, as follows:  (i) at any time immediately upon written notice to Importer if such changes are, in SPIL’s sole good faith judgment, required by Law, and (ii) for any reason upon [***] days advance written notice to Importer.

3.5Shipping of Products.  Unless otherwise agreed by all Parties in writing, SPIL shall package and ship Products CIP (Carriage Insurance Paid) the point of delivery designated in the applicable Purchase Order (Incoterms 2010) in accordance with applicable Laws, including quality control regulations and further including the laws and regulations of the People’s Republic of China applicable to the importation of the Product.  Each Product shipment shall include (i) applicable Product Documentation for such Product, including product codes, quantities, batch numbers and expiration dates of such Product, and (ii) an invoice identifying such Products.  SPIL shall arrange for shipment and shipping insurance of the Products at the cost [***].    All CHINA duties and customs fees in connection with such shipment shall be paid by [***].

3.6Title and Risk of Loss.  Title and risk of loss for each Product shall transfer to Importer when SPIL delivers such Product to Importer through the carrier for shipment pursuant to Section 3.5.

3.7Anti-Corruption Training.  SPIL may, at its option, provide [***] training related to the anti-corruption obligations described in Section 9.3 to employees and consultants of Importer and Tier-Two Distributors, including with regards to SPIL’s code of conduct.

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4.OBLIGATIONS OF IMPORTER

4.1Limited Rights of Importer.  Importer ‘s sole right with respect to the Products is to (i) import such Products into the Territory and (ii) distribute such Products to the Tier-Two Distributors under Tier-Two Agreements for sale and use in the Territory and (iii) sell such Products to pharmacy and hospitals in the Territory.  Importer will not use any third parties, other than with respect to physical transportation and inspection of Products, to conduct its obligations under this Agreement or any Tier-Two Agreement.  Importer is not authorized to, and will not, do business in SPIL’s name or hold itself out as SPIL’s agent for the import, distribution or sales of the Products or as being entitled to bind or obligate SPIL in any way.  Importer shall not distribute Products to (A) any Entity other than to hospitals, pharmacy and Tier-Two Distributors, and (B) to any country, province or region outside of the Territory.

4.2Ordering of Products by Importer.  Importer shall order Products from SPIL for delivery pursuant to Section 3.5 in quantities and on a schedule that will enable Importer to meet hospitals’ and Tier-Two Distributors’ requirements for Products, in each case pursuant to this Section 4.2.  In [***] of each year preceding each calendar year (also a budget year) during the Term, Importer and SPIL shall jointly review and agree in writing, no later than [***], on a budget for purchase of the Products by Importer during the following calendar year (the budget year).  Prior to the Effective Date, Importer and SPIL shall jointly review and agree in writing the budget for [***].  All budgets shall be in substantially the same form as Exhibit E.  Each such annual budget shall include required amounts of Products that Importer must order from SPIL for that calendar year in total and during each quarter of that year; provided, however, that SPIL shall not require in any such future budget (including the budget [***]) that Importer maintain Product inventory of greater than [***] months Total Importer Sales (TIS).  For clarity with respect to such future budgets, Importer must purchase Product in quantities that comply with the budget up to [***] months TIS, but cannot be required to purchase Products in quantities that exceed such amounts.  If the parties do not agree on a budget by [***] or if Importer does not order the amounts required by a budget for any particular quarter or year, then SPIL shall be entitled, in its sole discretion, to terminate the exclusivity of Importer’s rights to import into the Territory or any portion thereof [***] upon written notice to Importer, on which date Importer’s rights shall become non-exclusive in the Territory or portion thereof, as set forth in such notice.  At SPIL’s request, Importer shall also provide SPIL proposed sales plans for the subsequent [***] months for each Product, and the Parties shall review and mutually agree on such plans.  The parties agree that, if the Importer ‘s product inventory (TIS) is more than [***] months and Importer is in compliance with the obligations agreed in Section 5.1, then SPIL shall not unilaterally terminate the exclusive rights of Importer under this Agreement.

(a)For each such order, Importer shall send SPIL, to the facsimile number set forth on Exhibit F, a written purchase order in a form to be agreed by the Parties that sets forth the identity and quantity of Product and the requested delivery schedule and destination for each

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such Product (each, a “Purchase Order”).  Any terms or conditions included on any Purchase Order that conflict with the terms and conditions of this Agreement shall be of no force or effect even if SPIL accepts such Purchase Order or ships Products pursuant to such Purchase Order.

(b)If the Purchase Order conforms to the terms and conditions of this Agreement and SPIL accepts such Purchase Order, then SPIL shall confirm receipt and acceptance of such Purchase Order by written notice to Importer.

(c)Notwithstanding any language to the contrary herein, Importer shall place firm Purchase Orders for [***] not later than [***] of such [***], to allow sufficient time for shipment by SPIL of all Product ordered in such Purchase Orders before the end of such [***].

4.3Customs.  [***] shall be solely responsible for obtaining customs clearance for Products, provided that [***] shall provide reasonable assistance to [***] in obtaining such customs clearance.

4.4Delivery of Products.  All Parties hereby agree that the Products shall be deemed as having been delivered to Importer when SPIL delivers the shipping documents of the Products to Importer and directly ships the Products, by air, to a location in [***] specified by the Importer.  SPIL and Importer shall work together, in a manner that is customary in the pharmaceutical industry, to obtain customs clearance and inspection of Products.

4.5Inspection of Product.  Importer or its designee shall inspect each Product delivered under this Agreement.  Importer shall notify SPIL in writing in any of the following cases:  (i) Importer or its designee within [***] days after Product is received by Importer or its designee of any such Product that is damaged or that does not conform to the Specifications or have the minimum remaining shelf-life at the time of delivery as set forth in Section 3.1, and (ii) of any Product that is rejected for any reason by any Government Authority during the importation process, including by provincial or municipal drug testing institutes that inspect Product in the Territory.  Importer or its designee shall provide, to the extent available, to SPIL or its designee, a detailed written description of such damage, lack of conformity or basis for rejection within [***] days of discovering such damage.  For each Product that is damaged or non-conforming at the time of delivery by SPIL or is rejected before customs clearance by a Government Authority in the Territory, Importer or its designee shall, at [***] option and at [***] cost, either (i) return such Product to SPIL or its designee, or (ii) destroy such Product and provide SPIL a written certification of such destruction.  SPIL shall replace each such Product that [***] determines or agrees to have been damaged or non-conforming at the time such Product was delivered by SPIL pursuant to this Agreement, or that was rejected by a Government Authority before customs clearance in the Territory.  SPIL shall have no obligation under this Agreement to refund any amounts paid for such damaged or non-conforming Product.  SPIL shall be responsible for harm caused to a third party by damaged or non-conforming Product only if and to the extent (i) such damage or non-conformity was present at the time SPIL

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delivered such Product, and (ii) Importer or its designee inspected such Product as required by this Section 4.5 but such damage or non-conformity was not discoverable upon a diligent inspection and was not actually discovered by Importer or its designee nor by any Tier-Two Distributor.

4.6Payment by Importer.

(a)Payment of Price.  For each unit of Product that SPIL delivers to Importer or its designee, Importer shall pay SPIL an amount equal to the “Importer Price” set forth in Exhibit A (subject to adjustment pursuant to Section 4.6(b)).  Importer acknowledges that this Importer Price reflects Importer’s status as exclusive importer and distributor.  Such payment obligations shall become due and payable [***] days after the end of the respective [***] in which SPIL’s invoice for such Products provided pursuant to Section 3.5 was issued and dated.  Importer shall make such payment by T/T in immediately available funds to the account set forth in Exhibit F, as may be amended by SPIL in its sole discretion from time-to-time by written notice to Importer.  All payments to SPIL under this Agreement shall be made in United States Dollars at the then current Standard Exchange Rate (subject to exchange rate adjustment pursuant to Section 4.6(b)).

(b)Exchange Rate Adjustments.  The Importer Price established on the Effective Date as set forth on Exhibit A is based on [***]  [***]  [***] per vial converted into United States Dollars using the CNY-USD ***] exchange rate of [***].  Should the [***] exchange rate published on the Effective Date by the [***] on its website (“Effective Date Rate”) be different than [***] then on the Effective Date the Parties shall recalculate the Importer Price in United States Dollars based on [***]  [***] [***] per vial using such Effective Date Rate (such rate as of the Effective Date as used to determine the Importer Price set forth on Exhibit A, the initial “Standard Exchange Rate”).  The [***] website lists exchange rates for each day at the following universal resource locator:  [***] (the “[***] Exchange Rate”).  Notwithstanding the foregoing, the Importer Price may be adjusted if, on [***] or [***] of a calendar year during the Term, the [***] Exchange Rate on such day is less than [***] or more than [***] of the then-applicable Standard Exchange Rate (each such date an “Exchange Rate Change Day”).  In such event, either Party may, within [***] days of the Exchange Rate Change Day, notify the other Party in writing of such fact (each such notice, an “Exchange Rate Change Notice”) and, within [***] days after delivery of such Exchange Rate Change Notice, the Parties shall:  (i) adjust the Standard Exchange Rate to equal the [***] Exchange Rate published on the Exchange Rate Change Day; and (ii) recalculate the Importer Price in United States Dollars based on [***]  [***]  [***] per vial using such adjusted Standard Exchange Rate.  Examples of such adjustments to the Standard Exchange Rate and resulting changes to the Importer Price are set forth in Exhibit G.  The adjusted Standard Exchange Rate shall apply to all payments made by Importer pursuant to each invoice issued by SPIL on or after the Exchange Rate Change Day.  In addition, the Standard Exchange Rate shall be adjusted on [***] and [***]  [***] during the

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Term to the [***] Exchange Rate published on that date.  Following such adjustment, the Importer Price will be recalculated as described in clause (ii) above.

(c)Price Reconciliation Due to Change in Tender Prices.  The Parties acknowledge and agree that:  (i) the Importer Price set forth on Exhibit A is established using a tender price of CNY [***] as determined before the Effective Date by the province of [***] (the “Reference Tender Price”) such that Importer’s  [***] of Product, after payment of the Importer Price and [***] and anticipated [***] incurred in selling such Product is estimated to be [***] ( “Importer’s Margin” ); and (ii) the Parties wish to establish a mechanism, as set forth in this Section 4.6(c) by which, if any province in the Territory establishes a tender price that is different from the Reference Tender Price (such different tender price, the “Actual Tender Price”), then the Parties will issue credit notes or make payments in amounts necessary to eliminate any change to Importer’s Margin in such province that is caused solely by tender prices that are different from the Reference Tender Price.  For clarity, no such credit notes or payments will be made under this Section 4.6(c) if Importer’s Margin changes for any reason other than a tender price that is different from the Reference Tender Price.  In order to make the foregoing adjustments, within [***] days after [***] during the Term, Importer shall provide SPIL with a written report setting forth, on a province-by-province basis (excluding sales to hospitals/pharmacies in [***]), the Actual Tender Price applicable to Product sales in such province during such [***], and a calculation of any increase or decrease in Importer’s Margin with respect to such Product sales that was caused solely by a difference between such Actual Tender Price and the Reference Tender Price (such increase or decrease in Importer’s Margin, the “Margin Adjustment Amount” ), together with reasonable documentation thereof.  If Importer’s Margin decreased solely because of a difference between such Actual Tender Price and the Reference Tender Price, then SPIL shall issue a credit note to Importer equal to such Margin Adjustment Amount and applicable to the payment of the Importer Price under Section 4.6(a) for Product sales in the next calendar quarter.  If Importer’s Margin increased solely because of a difference between such Actual Tender Price and the Reference Tender Price, then Importer shall pay SPIL an amount equal to such Margin Adjustment Amount together with the next scheduled payment of Importer Price under Section 4.6(a).

(d)Late Payments.  If SPIL does not receive payment of any sum due to it on or before the due date for such amount, then [***] interest shall thereafter accrue on the sum due to SPIL from the due date until the date of payment at a rate of [***] or the maximum rate allowable by applicable Law, whichever is less.

4.7Storage.  Importer and their designee, as applicable, shall store all Products in secure facilities solely in the Territory or, upon SPIL’s prior written consent at its sole discretion, at a facility outside the Territory.  Such storage shall conform to applicable Law and Regulations, the Specifications and SPIL’s guidelines in order to preserve the shelf-life of the Products and prevent spoilage, including, as applicable, requirements for cold storage.  Importer

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shall not tamper with or modify the Products, their packaging or the Product Documentation, and shall use [***] efforts to prevent others from doing so.

4.8Inspection of Facilities.  SPIL shall have the right, upon reasonable notice and during normal business hours, to inspect (i) Importer’s place of business and records, and all facilities in which Products are being stored by or on behalf of Importer, as applicable, for the purpose of determining that Importer is complying with its obligations under this Agreement, and (ii) require Importer to inspect, or at SPIL’s option to permit and arrange for SPIL or its representative to inspect, any Tier-Two Distributor’s place of business and records, and all facilities in which Products are being stored by or on behalf of such Tier-Two Distributor, for the purpose of determining that such Tier-Two Distributor is complying with its obligations under the applicable Tier-Two Agreement.

4.9Resources.  In order to fulfill Importer’s obligations under this Agreement, Importer shall, at its sole cost and expense, at all times during the Term:  (i) employ the necessary and qualified staff; (ii) maintain appropriate facilities; and (iii) implement appropriate processes.

4.10Product Recall.  Importer shall maintain records of distribution of Products that accurately track the location and distribution of all Products to the Tier-Two Distributors by [***]  [***].  Upon SPIL’s request, Importer shall provide SPIL with access to such records in the event of a Product recall or other quality-related issue.  In the event of a recall by SPIL of any of the Products, Importer shall co-operate fully with SPIL and take all reasonable actions to secure the recovery from the Tier-Two Distributor of recalled Product.  Notwithstanding anything in this Agreement to the contrary, this Section 4.10 shall remain in effect for a period of [***] after the expiration or termination of this Agreement.

4.11Coordination with Importer.  At SPIL’s request, Importer shall:  (i) exercise its rights under any Tier-Two Agreement or agreement with hospitals relating to the supply of the Product; (ii) notify Tier-Two Distributors of any information received from SPIL that is applicable to the Products, including their use or sale, or that SPIL requests be provided to Tier-Two Distributors; and (iii) coordinate meetings and communications between or among SPIL, Importer and the applicable Tier-Two Distributor in order to facilitate the safe and proper distribution of Product in the Territory.  In addition, within [***] after the Effective Date, Importer shall provide SPIL a list of all potential acceptable Tier-Two Distributors in every province in the Territory, which list (and any subsequent change thereto) shall be composed of distributors that have been selected based on the [***] before any distribution of Product to such Tier-Two Distributors (such list, the “Approved Distributor List”).  The Approved Distributor List shall be reviewed and re-approved [***] between SPIL and Importer.

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*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.12Licenses.  Importer shall be responsible, at its expense, for obtaining and maintaining all Licenses for the importation and distribution of the Products and the conduct of its business operations in accordance with this Agreement.

4.13Business Conduct.  Importer shall conduct its business in a manner that reflects favorably at all times on the Products and the good name, goodwill and reputation of SPIL.  Without limiting the generality of the foregoing, Importer shall (i) not engage in or permit any deception, misleading or unethical practices that are or might be detrimental to SPIL or the public, including but not limited to disparagement of SPIL or the Products; (ii) not publish or employ, or cooperate in the publication or employment of any misleading or deceptive advertising material, and (iii) not make any representations, warranties or guarantees with respect to the Specifications, features or capabilities of the Products that are not consistent with the Product Documentation accompanying the Products.

5.DISTRIBUTION OF PRODUCTS

5.1Inventory.  During [***]  [***] during the Term, Importer will plan to, and use diligent efforts to, maintain in the Territory an inventory of each Product within a range calculated as follows:  the [***] of such Product during the immediately preceding [***] divided by [***] (such quantity, the [***]) and multiplied by [***] (for the [***] of the range and [***] (for the [***] of the range) (such quantity range, the “Target Inventory”), provided, however, that:  (A) Importer will manage the overall quantity of Target Inventory such that Tier-Two Distributors will have inventory of Product no less than the [***] multiplied by [***], with the balance of the Target Inventory located in a warehouse of the Importer; and (B) the Importer will maintain an inventory of each Product in Importer’s warehouse equal to [***]  [***] times the [***].  Within [***] after any request by SPIL, Importer will provide SPIL a detailed, accurate and complete written report of the current inventory of each Product held by the Importer and each Tier-Two Distributor, including [***] and other information reasonably requested by SPIL.  SPIL shall calculate [***] in good faith based on information provided by [***].  An example of such [***] calculation is set forth on Exhibit E.

5.2Resources.  In order to fulfill Importer’s obligations under this Agreement Importer will, at its sole cost and expense, at all times during the Term:  (i) employ the necessary and qualified staff; (ii) maintain appropriate facilities reasonably necessary for Importer’s performance of its obligations under this Agreement; and (iii) implement appropriate processes for Importer's performance of its obligations under this Agreement.

5.3Tier-Two Distributors.  Importer shall not enter into any agreement for, nor otherwise permit or enable, the distribution or sale of Products by any third party except for the third party distributors identified on the then-applicable Approved Distributor List in accordance with Section 4.11.  For each third party distributor on the Approved Distributor List that Importer wishes to engage to distribute or sell Products, Importer shall enter into a written

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agreement for the distribution and sale of Products by such third party distributor that includes all of the terms and conditions set forth in Section 5.4 (each such agreement a “Tier-Two Agreement”, and each such distributor that is a counterparty to such Tier-Two Agreement, a “Tier-Two Distributor”).  Importer shall provide SPIL a complete, accurate, fully-executed copy of each Tier-Two Agreement within [***] days after the date such Tier-Two Agreement becomes effective; provided that prior to entering into any Tier-Two Agreement with a Tier-Two Distributor, Importer shall provide SPIL with a copy of such Tier-Two Distributor’s business Licenses, tax registration License and class three medical device Licenses.  SPIL shall issue any authorization letters required by an applicable regulatory authority for the importation and sale of Product under this Agreement to each Tier-Two Distributor.

5.4Terms for Inclusion in the Tier-Two Agreements.  The Importer shall use [***] efforts to include in the Tier-Two Agreement the following terms and conditions:

(a)Territory.  The corresponding Tier-Two Distributor shall solely distribute Product in the Territory, and shall not distribute Product outside of the Territory.

(b)Competing Products.  The corresponding Tier-Two Distributor shall not import or distribute any Competing Product (as defined in this Agreement) in the Territory.

(c)Ordering and Importation of Products.  The corresponding Tier-Two Distributor shall order Product solely from Importer

(d)Inspection of Product.  The corresponding Tier-Two Distributor shall inspect each Product it receives.  Such Tier-Two Distributor shall notify Importer of any Product that is damaged or that does not conform to the Specifications within [***] days after such Tier-Two Distributor receives such Product.  Such Tier-Two Distributor shall not refuse Product for any reasons other than damage or non-conformity to the Specifications.  For purposes of clarity, such Tier-Two Distributor shall not refuse any order because of the quantity of Products included in the shipment.

(e)Storage.  During the period between the corresponding Tier-Two Distributor’s receipt of Products and the delivery of such Products to the end-users, the Tier-Two Distributor will store all Products in secure facilities solely in the Territory unless otherwise approved in writing by Importer.  Such storage will conform to applicable Law and Regulations, the Specifications and Product guidelines in order to preserve the shelf-life of the Products and prevent spoilage, including, as applicable, requirements for cold storage.  Importer will not tamper with or modify the Products, their packaging or the Product Documentation.

(f)Inspection of Facilities.  Importer or its designee will have the right, upon reasonable notice and during normal business hours, to inspect the corresponding Tier-Two

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Distributor’s place of business and records for the impose of determining that Importer is complying with its obligations under this Agreement.

(g)Resources.  In order to fulfill the corresponding Tier-Two Distributor’s obligations under this Agreement, such Tier-Two Distributor will, at its sole cost and expense, at all times during the Term:  (i) employ the necessary and qualified staff; (ii) maintain appropriate facilities reasonably necessary for its performance of its obligations under its Tier-Two Agreement; and (iii) implement appropriate processes for its performance of its obligations under its Tier-Two Agreement.

(h)Reports.  For each [***] during which the corresponding Tier-Two Distributor possesses or controls Products, the Tier-Two Distributor will provide Importer with detailed written [***] reports on the [***] with respect to the [***].  Such reports will contain at least the following information:  [***]

(i)Licenses.  The corresponding Tier-Two Distributor will be responsible, at its expense, for obtaining and maintaining all Licenses for the distribution of the Products in the Territory and the conduct of its business operations in accordance with its Tier-Two Agreement.

(j)Compliance with Laws.  The corresponding Tier-Two Distributor will comply with all applicable Laws and Regulations in connection with is activities under its Tier-Two Agreement and will agree to anti-corruption provisions as strict as those applicable to the Importer under Section 9.3 of this Agreement.

(k)Business Conduct.  The corresponding Tier-Two Distributor will conduct its business in a manner that reflects favorably at all times on the Products and the good name, goodwill and reputation of SPIL.  Without limiting the generality of the foregoing, Tier-Two Distributor will (i) not engage in or permit any deception, misleading or unethical practices that are or might be detrimental to SPIL or the public, including but not limited to disparagement of SPIL or the Products; (ii) not publish or employ, or cooperate in the publication or employment of any misleading or deceptive advertising material, and (iii) not make any representations, warranties or guarantees with respect to the Specifications, features or capabilities of the Products that are not consistent with the Product Documentation accompanying the Products.

(l)Intellectual Property.  The corresponding Tier-Two Distributor will agree that SPIL owns all right, title, and interest in the Products (until title transfers with respect to specific units of Product shipped to the Tier-Two Distributor) and in all of SPIL’s patents, SPIL Trademarks, trade names, inventions, copyrights, know-how, and trade secrets relating to the composition, use or manufacture of the Products.  The use by Tier-Two Distributor of any of these property rights is authorized only for the purposes expressly set forth in the Tier-Two Agreement, and upon termination of the Tier-Two Agreement for any reason, such authorization will automatically cease.  The Tier-Two Distributor hereby irrevocably assigns, and will assign,

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to SPIL any right of title or interest that Tier-Two Distributor may have or acquire in any modifications, improvements, derivatives or new uses of the Products by its directors, officers, employees, consultants or agents.  The Products transferred by SPIL and Importer are subject in every case to the condition that such transfer does not convey any license, express or implied, to manufacture, duplicate or otherwise copy or reproduce any of the Products or Product Documentation.  Tier-Two Distributor will not, and will not permit any other third party to, manufacture, duplicate, copy or reproduce in any manner any Product or any Product Documentation.

(m)Trademarks.  The Tier-Two Agreement will include terms and conditions related to the SPIL Trademarks substantially equivalent to those set forth in the following provisions of this Agreement:  Sections 7.3, 7.4, 7.5 and 7.6.  Such provisions in the Tier-Two Agreement will impose on the Tier-Two Distributor all obligations of the Importer under this Agreement.

(n)Cooperation.  If requested, the corresponding Tier-Two Distributor will cooperate with Importer or SPIL in establishing communications among each participant involved in the supply of Products in the Territory.

(o)Third-Party Beneficiary.  SPIL will be an intended third-party beneficiary of the Tier-Two Agreement, and SPIL will be entitled, to the maximum extent permitted by Law, to enforce Importer’s rights under the Tier-Two Agreement.

(p)Governing Law; Dispute Resolution.  The Tier-Two Agreement will be construed and determined in accordance with the laws of [***].

(q)Other Terms and Conditions.  The Tier-Two Agreement will contain other terms and conditions consistent with this Agreement and consistent with custom in the industry, including representations and warranties and indemnity.

5.5Amendments of Tier-Two Agreement; Notices.  Importer shall not modify or amend the Tier-Two Agreement, nor waive any of Importer’s rights under the Tier-Two Agreement, without providing at least [***] prior written notice to SPIL.  Importer shall provide SPIL copies of any notices received by Importer pursuant to the Tier-Two Agreement within [***] of such receipt by Importer, and shall discuss with SPIL all requests received by Importer to approve or consent to any actions related to the Tier-Two Agreement before making any decision regarding such requests.

5.6Distribution to Tier-Two Distributors.  Importer shall not appoint, or transfer any Product to, any Tier-Two Distributor unless such Tier-Two Distributor is on the Approved Distributor List.

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5.7Price Approval.  The Importer will use diligent efforts to (i) obtain and maintain price approval from Government Authorities in the Territory, and (ii) ensure that appropriate Tier-Two Distributors participate in applicable tender systems to enable sales of Products in the Territory.  At SPIL’s request, Importer will cooperate in connection with such efforts.

5.8Product Recall.  Importer will maintain records of distribution of Products that will accurately track the location and distribution of all Products to Tier-Two Distributors by [***], and will require each Tier-Two Distributor to accurately track the location and distribution of all Products to end users, by [***].  Upon SPIL’s request, Importer will provide SPIL, and require each Tier-Two Distributor to provide SPIL, with access to such records in the event of a Product recall or other quality-related issue.  In the event of a recall by SPIL of any of the Products, Importer will co-operate fully with SPIL and take all reasonable actions to secure the recovery from each Tier-Two Distributor of recalled Product.  The obligations set forth in this Section 5.8 will remain in effect for a period of [***] after the expiration or termination of this Agreement.

5.9Adverse Event Reporting.  Importer will report to SPIL and all adverse Product events and other deficiencies within [***] of acquiring knowledge of such events.  Notwithstanding the foregoing, Importer will report to SPIL adverse events associated with a death or serious injury within [***] of Importer’s knowledge of such event to enable SPIL to comply with any relevant regulatory reporting requirements.

6.REPRESENTATIONS AND WARRANTIES; DISCLAIMERS

6.1Representations and Warranties of Each Party.  Each Party represents and warrants to the other Party as of the Effective Date that:

(a)it has the full right, power and authority to enter into the Agreement, to perform its obligations hereunder; and

(b)This Agreement has been duly executed by it and is legally binding upon it, enforceable in accordance with its terms, and does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, government body or administrative or other agency having jurisdiction over it.

6.2Additional Representations and Warranties of Importer.  Importer hereby represents and warrants to SPIL as of the Effective Date that:

(a)it has all Licenses that are required to conduct its obligations under this Agreement; and

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(b)it has the appropriate personnel, expertise, facilities and other resources required in order to perform all of its obligations under this Agreement.

6.3DISCLAIMER.  EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN SECTIONS 6.1 AND 6.2 OF THIS AGREEMENT, NO PARTY MAKES ANY REPRESENTATIONS AND GRANT NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW.  SPIL SPECIFICALLY DISCLAIMS ANY WARRANTY THAT THE DISTRIBUTION OR SALE OF THE PRODUCTS PURSUANT TO THIS AGREEMENT WILL NOT INFRINGE ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.  IMPORTER ACKNOWLEDGES AND AGREES THAT THE PRODUCTS, AND THE RIGHTS CONFERRED THEREUNDER, ARE PROVIDED “AS-IS” AND WITHOUT WARRANTY.  SPIL SPECIFICALLY DISCLAIMS ALL REPRESENTATIONS AND WARRANTIES REGARDING THE PRODUCTS, WHETHER WRITTEN OR ORAL, EXPRESS, STATUTORY OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE.

7.PROPERTY RIGHTS

7.1Property Rights.  Except as expressly set forth herein, Importer agree that SPIL owns all right, title and interest in the Products (until title transfers with respect to specific Products pursuant to this Agreement) and in all of SPIL’s patents, SPIL Trademarks, trade names, inventions, copyright, know-how and trade secrets relating to the composition, use or manufacture of the Products.  The use by Importer of any of these property rights is authorized only for the purposes expressly set forth in this Agreement, and upon termination of this Agreement for any reason such authorization shall automatically cease.  Importer hereby irrevocably assigns to SPIL any right of title or interest that each may have or acquire in any modifications, improvements, derivatives or new uses of the Products by its directors, officers, employees, consultants or agents.

7.2Sale Conveys No Right to Manufacture or Copy.  The Products transferred by SPIL are subject in every case to the condition that such transfer does not convey any license, express or implied, to manufacture, duplicate or otherwise copy or reproduce any of the Products or Product Documentation.  Importer shall not, and shall not permit any third party to, manufacture, duplicate, copy or reproduce in any manner any Product or any Product Documentation.

7.3Trademarks.  Each Product and all labeling, advertising and promotional material in connection therewith, shall feature the product trademarks designated for such Product by SPIL.  SPIL MAKES NO REPRESENTATION OR WARRANTY, AND EXPRESSLY DISCLAIMS ANY REPRESENTATION OR WARRANTY, AS TO THE VALIDITY OR ENFORCEABILITY OF THE SPIL TRADEMARKS AND AS TO WHETHER THE SPIL

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TRADEMARKS INFRINGE UPON ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES WITHIN THE TERRITORY.

7.4Use of SPIL Trademarks.

(a)All representations of SPIL Trademarks that Importer and any Tier-Two Distributor intends to use shall be exact copies of those used by SPIL.  In addition, Importer shall fully comply, and require each Tier-Two Distributor, to fully comply with all reasonable guidelines, if any, communicated by SPIL concerning the use of SPIL Trademarks.

(b)Importer shall not, nor permit any Tier-Two Distributor or any third party, to, alter, obscure, conceal, remove or otherwise interfere with any SPIL Trademark, markings, or other indication of source of origin applied to the Products.  Nothing contained in this Agreement shall grant to Importer any right, title or interest in the SPIL Trademarks.

(c)At no time during or after the Term shall Importer use or attempt to register, or permit any third party to use or attempt to register, any trademarks, marks or trade names confusingly similar to the SPIL Trademarks.

(d)All rights of SPIL in and to the SPIL Trademarks not expressly granted under this Agreement are reserved by SPIL.  Importer shall not, and shall not permit any third party to, reproduce or use (or authorize the reproduction or use of) the SPIL Trademarks in any manner whatsoever other than as expressly authorized by this Agreement.  All use of the SPIL Trademarks, and all goodwill associated with such use, shall inure solely to the benefit of SPIL.

7.5Cooperation.  Importer shall, at the expense of SPIL, take all such steps as SPIL may reasonably require to assist SPIL in maintaining the validity and enforceability of the SPIL Trademarks and any other intellectual property of SPIL during the Term.

7.6Notice of Infringement.  Importer shall promptly and fully notify SPIL of any actual, threatened or suspected infringement in the Territory of any SPIEL, Trademark or other intellectual property of SPIL of which Importer becomes aware or reasonably suspects.

8.CONFIDENTIALITY

8.1Confidential Information.  “Confidential Information” under this Agreement means information disclosed by a Party that, if disclosed in tangible form is marked “Confidential” or with other similar designation to indicate its confidential or proprietary nature, or, if disclosed orally, is indicated orally at the time of such first disclosure to be confidential or proprietary by the Party disclosing such information and is confirmed as being confidential or proprietary by the disclosing Party in a writing delivered to the receiving Party within a

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reasonable time after such disclosure.  Notwithstanding the foregoing, Confidential Information shall not include information that, in each case as demonstrated by written documentation:

(a)was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure or, as shown by written documentation, was developed by the receiving Party independent of the Confidential Information of the disclosing Party;

(b)was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

(c)became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; or

(d)was subsequently lawfully disclosed to the receiving Party by a person other than the disclosing Party.

8.2Obligations of Confidentiality and Non-Use.  The Parties agree that, during the Term and for a period of [***] after the expiration or termination of this Agreement, the receiving Party shall not publish or otherwise disclose, and shall not use for any purpose, any Confidential Information furnished to it by any other Party pursuant to this Agreement.  Each receiving Party shall use the Confidential Information of any disclosing Party solely for the purpose of exercising such receiving Party’s rights and performing its obligations under this Agreement.  Importer shall limit disclosure of SPIL’ s Confidential Information solely to those directors, officers and employees of Importer who need to know such Confidential Information in order for Importer to exercise its rights or perform its obligations under this Agreement.

8.3Permitted Disclosures.  Notwithstanding the provisions of Section 8.2 above, each Party may disclose another Party’s Confidential Information to the extent such disclosure is reasonably necessary to comply with applicable governmental laws, regulations, or orders; provided that if a Party is required to make any such disclosure of another Party’s Confidential Information, it shall, to the extent it may legally do so, give reasonable advance notice to the latter Party of such disclosure and shall use its reasonable efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise).  SPIL may also use and disclose the Confidential Information of Importer as reasonably necessary to prosecute or defend litigation; in connection with financings, securities offerings, or mergers or acquisitions; to provide information to tax or other governmental authorities; or as otherwise reasonably necessary in connection with SPIL’ s performance under, or the enforcement of, this Agreement.

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8.4Confidentiality of this Agreement.  Each Party shall treat this Agreement and its terms as the Confidential Information of the other Party, subject to the provisions of this Article 8, except that each Party shall be entitled to disclose:  (i) the identity of the other Parties to this Agreement; and (ii) this Agreement, including its terms and conditions, to:  (A) its Affiliates, directors, officers, employees, consultants, members and agents, in each case from whom such disclosing Party has obtained obligations of confidentiality at least as strict as those set forth in this Article 8; (B) its potential acquirers or investors, potential merger partners or permitted assignees, in each case from whom such disclosing Party has obtained obligations of confidentiality and provided that such disclosing Party uses reasonable efforts to obtain from such persons or entities obligations of confidentiality at least as strict as those set forth in this Article 8; and (C) its advisors (including legal, tax and financial), and insurance companies and their agents.  To the extent that any Party determines that it is required to file or register this Agreement or a notification thereof to comply with the requirements of an applicable stock exchange or NASDAQ regulation or any Government Authority, including without limitation the United States Securities and Exchange Commission or the United States Federal Trade Commission, such Party shall promptly inform the other Parties thereof.  Prior to making any such filing, registration or notification, the Parties shall agree on the provisions of this Agreement for which the Parties shall seek confidential treatment, it being agreed that if one Party determines to seek confidential treatment for a provision for which another Party does not, then the Parties will use reasonable efforts in connection with such filing to seek the confidential treatment of any such provision.  The Parties shall cooperate, each at its own expense, in such filing, registration or notification, including, without limitation, such confidential treatment request, and shall execute all documents reasonably required in connection therewith.

8.5Press Releases.  No Party shall use the name of another Party in relation to this transaction in any press release without the prior written consent of such other Party.

9.COMPLIANCE WITH LAW

9.1General.  Importer covenants and warrants that it shall, at all times during the Term and during any Wind-Down Period as set forth in Section 11.7(c), comply with, and require each Tier-Two Distributor to comply with, all applicable Laws and Regulations in performing its obligations or exercising its rights under or related to this Agreement.

9.2Governmental Consent.  Importer covenants and warrants that it shall maintain, and require each Tier-Two Distributor to maintain, during the Term and during any Wind-Down Period as set forth in Section 11.7(c), all Licenses to permit Importer and each Tier-Two Distributor, respectively, to perform its obligations under (as applicable) this Agreement and each Tier-Two Agreement.

9.3Anti-Corruption Laws.

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(a)Public and Commercial Bribery Representations and Warranties of the Importer.  The Importer hereby represents and warrants that it has not, and agrees that it will not, in connection with the transactions involving SPIL, make or promise or offer to make any payment or transfer of anything of value, directly or indirectly:  (i) to any governmental official or government employee (including employees of government-owned entities or corporations); or (ii) to any political party, official of a political party or candidate (or to a third party for payment to any of the foregoing) in connection with any business activity of SPIL or its wholly or partially owned affiliates (collectively, for purposes of Section 9.3, “the Company”) in order to obtain or retain business or to secure any improper advantage.  It is the intent of the parties that no payments or transfers of value shall be made which have the purpose or effect of public or commercial bribery, acceptance of or acquiescence in extortion, kickbacks or other unlawful or improper means of obtaining business.  This section shall not, however, prohibit normal and customary business entertainment or providing business mementos of nominal value; provided, however, that all such payments shall be lawful, reasonable, directly related to the business of the Importer, accurately described in the books and records of the Importer, and approved in advance in writing by the Legal Department of the Importer.  For the purpose of this contract, a “foreign official” means any employee or officer of a government of a country other than the United States of America, including any federal, regional or local department, agency, enterprise owned or controlled by the foreign government, any official of a foreign political party, any official or employee of a public international organization, any person acting in an official capacity for, or on behalf of, such entities, and any candidate for foreign political office.

(b)Importer Policy Certifications.  The Importer shall, and shall cause each of its directors, officers, employees, agents or other representatives who have any direct involvement with any of the management or operations of the business of the Company to, annually certify that the Importer has not, and to its knowledge no other person, including but not limited to every director, officer, employee, representative, and agent of the Importer has, made, offered to make or agreed to make any loan, gift, donation or other payment, directly or indirectly, whether in cash or in kind, to or for the benefit of any foreign official or foreign political party.  Such certification shall be in the form attached as Exhibit H.

(c)Continuing Obligation to Advise.  The Importer agree that should Importer learn of or have reason to know of (i) any such payment, offer, or agreement to make a payment to a government official, political party, or political party official or candidate for the purpose of obtaining or retaining business or securing any improper advantage for the Company or Importer; or (ii) any other future development during the term of this Agreement that in any way makes inaccurate or incomplete the representations, warranties and certifications of the Importer hereunder given or made as of the date hereof or at any time during the term of this Agreement, relating to the U.S.  Foreign Corrupt Practices Act of 1977 as amended (the “FCPA”) or the Company’s Global Anti-Bribery and Anti-Corruption Policy, the Importer shall immediately advise the Company of the details of such knowledge or suspicion.

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(d)No Governmental Ownership of Importer.  The Importer hereby represent and warrant to the Company that, except as it has disclosed to the Company or as is generally available public information known to the Company, no foreign official (as defined by local law or by specifications provided by the Company) has any ownership interest, direct or indirect, in the Importer or in the contractual relationship established by this Agreement.  In the event that during the term of this Agreement there is acquisition of an interest of any sort or nature, direct or indirect, in the Importer or in this Agreement by a government official, the Importer covenants and agrees to make immediate, complete and accurate written disclosure to the Company thereof.

(e)Company Right of Audit and Investigation.  The Company shall have the right, upon written notice to the Importer, to conduct an audit of the Importer’s (as applicable) relevant books and records, and an investigation to verify compliance with provisions of this section.  The Importer shall cooperate fully with such investigation, the scope, method, nature and duration of which shall be at the sole reasonable discretion of the Company.

(f)Disclosure to U.S. Government.  The Importer agree that full disclosure of information relating to a possible violation of the Company’s FCPA and Anticorruption Policy or the existence and terms of this Agreement, including the compensation provisions, may be made at any time to the U.S. government and its agencies, and to whomsoever the Company’s General Counsel or other legal advisors determine has a legitimate need to know.

(g)Company Rights Upon an FCPA Default.  In the event that the Company should believe, in good faith, that the Importer has acted or failed to act in any way that may subject the Company to liability under the FCPA or local anticorruption law (which action or failure to act is, hereinafter, an “FCPA Default”), the Company shall have the unilateral right, exercisable immediately upon written notice to the Importer:

(i)to refuse, notwithstanding any other provision of this Agreement, to perform any of the Company’s obligations under this Agreement; and/or

(ii)to terminate this Agreement immediately, subject to Section 11.6.

(h)Restrictions Concerning Agents of Importer.   The Importer shall not (1) retain any representatives or other agents on behalf of the Importer or the Company or (2) make or cause to be made any payments to any such representatives or other agents, without the express prior written approval of the Company.

10.INDEMNITY & INSURANCE

10.1Indemnity by Importer.  Each of Importer shall indemnify, defend and hold harmless SPIL and its Affiliates, their respective members, directors, officers, employees, consultants, distributors and agents, and in each case their respective successors, heirs and

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assigns (collectively, the “SPIL Indemnitees”), against any and all actual or potential damages (including all incidental, consequential and punitive damages), deficiencies, defaults, awards, settlement amounts, assessments, fines, dues, penalties, costs, liabilities, obligations, taxes, liens, losses, lost profits, fees and expenses (including court costs, interest and reasonable fees of attorneys, accountants and other experts) (collectively, “Losses”) incurred by, imposed upon or alleged against the SPIL Indemnitees or any of them in connection with any third-party claims, suits, actions, demands or judgments of whatsoever nature (a “Claim”) arising out of any theory or cause of action related to:  (i) any breach by Importer of the obligations of either under this Agreement, (ii) any unlawful conduct by Importer; (iii) any aspect of the handling and distribution of Products by or on behalf of the Importer, including by any Tier-Two Distributor or other third party.

10.2Indemnity Procedures.  Under the precondition that Importer or any Tier-Two Distributor is responsible for the Claim, Importer agrees, at its own expense, to provide attorneys reasonably acceptable to SPIL to defend against any Claim against any SPIL Indemnitee, whether or not such actions are rightfully brought; provided, however, that any SPIL Indemnitee shall have the right to retain its own counsel, at the expense of the Importer if representation of such SPIL Indemnitee by counsel retained by Importer would be inappropriate because of conflict of interests of such SPIL Indemnitee and any other person or party represented by such counsel.  Importer agree to keep SPIL, and any other SPIL Indemnitee that is a party to a Claim, informed of the progress in the defense and disposition of such Claim and to consult with SPIL, and any other SPIL Indemnitee that is party to a Claim, prior to any proposed settlement.  Importer shall not enter into any settlement or judgment of any Claim that admits liability or unlawful conduct on the part of any SPIL Indemnitee, or that consents to any injunctive or other relief that impairs the business or reputation of such SPIL Indemnitee, without such SPIL Indemnitee’s prior written consent, which such SPIL Indemnitee shall have the right to grant or withhold at such SPIL Indemnitee’s sole discretion.

10.3Insurance.  Importer shall obtain and maintain at all times during the Term commercial general liability and property insurance in amounts typical for importers and exporters of pharmaceutical products as set forth under this Agreement, including insurance covering loss or theft of, or damage to, Product.

11.TERM AND TERMINATION

11.1Term.  This Agreement shall continue in force from the Effective Date until December 31, 2018 (the “Initial Term”), unless terminated earlier under the provisions of this Article 11; provided, however, that this Agreement shall automatically renew on [***] periods (each, an “Additional Term”) (the Initial Term and each Additional Term, together, the “Term”) unless SPIL provides written notice to Importer at least [***] days before the end of the Term or such Additional Term, as applicable, that the Agreement will expire at the end of the Term or such Additional Term.

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11.2Conversion of Exclusivity to Non-Exclusivity.  If Importer does not fulfill their obligations pursuant to Section 4 (including but not limited to ordering patterns and quantities) or Section 5 including but not limited to Target Inventories, then SPIL shall be entitled, in its sole discretion, to terminate the exclusivity of Importer’s rights to import Products into or distribute Products in the Territory or any portion thereof immediately upon written notice to Importer, on which date Importer’s rights shall become non-exclusive in the Territory or portion thereof, as set forth in such notice.

11.3Termination for Convenience.   If this Agreement has become [***], then during any period that this Agreement is [***] SPIL may terminate this Agreement for any reason or no reason upon [***] days’ written notice to Importer.

11.4Termination for Cause.  If any Party materially breaches this Agreement, then the non-breaching Party may give written notice to the breaching Party that if such breach is not remedied within [***] days, the Agreement shall be terminated [***] at any time from the non-breaching Party that provide such notice.

11.5Termination for Insolvency.  This Agreement shall terminate immediately if any Party is unable to pay its debts as they become due, or a petition is presented, or meeting convened for the purpose of winding up any Party, or any Party enters into liquidation whether compulsorily or voluntarily, or compounds with its creditors generally, or has a receiver appointed of all or any part of its assets, or if any event analogous to any of the foregoing shall occur in any jurisdiction in which any Party is incorporated, resident or carrying on business.

11.6Limitation on Liability.  In the event of termination by any Party in accordance with any of the provisions of this Agreement, no Party shall be liable to any other Party because of such termination for compensation, reimbursement or damages on account of the loss of prospective profits or anticipated sales or on account of expenditures, inventory, investments, leases or commitments in connection with the business or goodwill of any Party.

11.7Effect of Termination or Expiration.

(a)Accrued Liabilities.  Termination or expiration shall not relieve any Party of obligations incurred prior to the termination.

(b)Inventory Records.  Within [***] after the effective date of termination or expiration of this Agreement, Importer shall provide and require its designees to provide SPIL with a complete inventory of Products in their possession, in transit from Importer to any Tier-Two Distributor or end user, or otherwise in the possession or control, directly or indirectly, of Importer or any Tier-Two Distributor.

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(c)Wind-Down.  Upon termination or expiration of this Agreement for other than breach by Importer, Importer shall be permitted for a period of [***] days following the effective date of such termination or expiration (the “Wind-Down Period”) to sell and distribute such stock of the Products as it may at the time have in its possession or under its control, provided that SPIL has received payment in full for such Products.  If Importer has any Products for which SPIL has not received payment in full, then Importer shall at SPIL’ s direction either:  (i) return such Products to SPIL or its designee, with reasonable expenses for packaging and shipping to be reimbursed by SPIL after receipt of such Products in saleable condition; or (ii) destroy such Products and provide written certification of such destruction to SPIL At the end of such Wind-Down Period, SPIL or its designee may repurchase, and Importer shall sell to SPIL or its designee, all of Importer’s remaining inventory of Products for which SPIL has received payment in full.  The price of inventory repurchased upon termination or expiration of this Agreement shall be [***].  Products repurchased from Importer by SPIL pursuant to this Section 11.7(b) shall be shipped promptly by Importer at [***], to a location specified by SPIL.

(d)Assignment of Licenses.  Upon expiration or any termination of this Agreement, Importer hereby assigns to SPIL all Licenses, authorizations, registrations, permits and approvals of any kind with respect to Products and applications therefor, including import and export Licenses.  Importer shall execute such documents and perform such acts as may be necessary, useful, or convenient to perfect such transfer or assignment.

(e)Trademarks.  All SPIL Trademarks, marks, trade names, patents, copyrights, designs, drawings, formulas or other data, photographs, samples, literature, and Product Documentation of every kind relating to the Products shall remain the property of SPIL.  Within thirty (30) days after the effective date of termination or expiration of this Agreement, Importer, shall, at SPIL’s election, either (1) destroy all tangible items bearing, containing, or contained in, any of the foregoing, in its possession or control and certify such destruction, or (2) ship such tangible items to SPIL at SPIL’s expense.  Notwithstanding anything in this Agreement to the contrary, effective immediately and automatically upon the expiration or termination of this Agreement for any reason, Importer shall cease to use all SPIL Trademarks except as expressly permitted pursuant to Section 11.7(b) for any permitted Wind-Down Period.

(f)Transition.  Upon termination or expiration of this Agreement, Importer shall diligently cooperate with SPIL to effect a smooth and orderly transition in the sale of the Products in the Territory.  Within [***] of termination or expiration of this Agreement , Importer shall deliver to SPIL (i) copies of all distribution records for the previous one (1) year, and (ii) a written report identifying all distribution activities regarding the Products for the previous one (1) year.  From the time that notice of termination or expiration is received by any Party until the effective termination date, Importer shall refer all Product inquiries to SPIL.

(g)Surviving Provisions.  The following provisions shall survive the expiration or termination of this Agreement:  Sections 4.10, 9.1, 9.2, 9.3 (during the Wind-Down

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Period set forth in Section 11.7(c), if applicable), this Section 11.7; and Sections 1, 10 (for the period set forth in Section 10.2), 9 (during the Wind-Down Period set forth in Section 11.7(c), if applicable) and 12.

12.GENERAL PROVISIONS

12.1Governing Law:  Dispute Resolution.

(a)Each Party agrees that this Agreement shall be construed and determined in accordance with the laws of [***], without regard [***], with the exception of issues that are related to the professional areas of pharmaceutical products [***], such as the quality and circulation of pharmaceutical products, in which case the relevant laws and regulations of [***] shall be applicable to such issues.  The U.N. Convention on the International Sale of Goods shall not apply.

(b)Any dispute, controversy or claim arising out of or relating to this Agreement, or the breach, termination or invalidity thereof shall be settled exclusively by the binding arbitration authority set forth below in accordance with the currently effective [***] Rules.    The arbitration authority will be the [***].  The place of arbitration will be in [***].  There will be [***] arbitrator[***].  The language to be used in the arbitral proceedings will be [***].  Judgment on the award rendered by the arbitrator shall be final and binding on the parties here, and may be entered in any court having jurisdiction thereof.  The Parties agree that, any provision of applicable law notwithstanding, they will not request, and the arbitrator shall have no authority to award, punitive or exemplary damages against any Party due to a breach of any obligation under this Agreement.  The Parties may apply to any court of competent jurisdiction for temporary or permanent injunctive relief, without breach of this Section 12.l(b) and without any abridgement of the powers of the arbitrator.  The arbitrator shall be authorized to apportion its fees and expenses and the reasonable attorneys’ fees and expenses of the parties as the arbitrator deems appropriate.  In the absence of such apportionment, the prevailing party in any arbitration or other proceeding shall be entitled, in addition to all other rights and remedies it may have, to reimbursement of its expenses, including court costs and reasonable fees of attorneys and other professionals.

(c)The original of the Agreement is prepared in English.  The English version of the Agreement shall manage and control over any other versions that are translated into other languages for any purpose, including any disputes among the Parties related to the Agreement or resulting from the Agreement.  Importer hereby waives its right to use their own language for any purpose under this Agreement in accordance with the domestic law that may apply to the Importer.

12.2LIMITATION OF LIABILITY.  IN NO EVENT SHALL SPIL BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, SPECIAL, INDIRECT, INCIDENTAL OR

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CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), HOWEVER CAUSED, ON ANY THEORY OF LIABILITY AND WHETHER OR NOT SPIL HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING UNDER ANY CAUSE OF ACTION AND ARISING IN ANY WAY OUT OF THIS AGREEMENT.

12.3Negotiation.  Each provision of this Agreement has been negotiated by the Parties and their respective counsel.  Accordingly, this Agreement will be interpreted fairly in accordance with its terms and without any strict construction in favor of or against any Party.

12.4Assignment.  Importer shall not assign this Agreement, or any of its obligations under this Agreement, to any third party [***].  SPIL may assign this Agreement, or any of its obligations under this Agreement, [***].

12.5Waiver.  Any delay or omission by any Party to exercise any right or remedy under this Agreement shall not be construed to be a waiver of any such right or remedy or any other right or remedy hereunder.  All of the rights of any Party under this Agreement shall be cumulative and may be exercised separately or concurrently.

12.6Force Majeure.  No Party shall be liable to any other Party for such first Party’s failure to perform any of its obligations hereunder during any period in which such performance is delayed by circumstances beyond its reasonable control including, but not limited to, fire, flood, earthquake, war, terrorist attack, embargo, strike, riot, inability to secure materials and transportation facilities, failure of suppliers, or the intervention of any Governmental Authority other than caused by such Party’s breach of this Agreement (“Force Majeure”).  If any Party is affected by Force Majeure, it shall forthwith notify the other Party of the nature and extent thereof.  If such Force Majeure shall continue for more than [***], the Party injured by the inability of the other to perform shall have the right immediately upon written notice to the other Party to either (1) terminate the Agreement with respect to Products not already shipped, or (2) treat this Agreement as suspended during the delay and reduce any commitment in proportion to the duration of the delay.

12.7Publicity.  Importer shall not issue press releases or similar public disclosures of any nature regarding this Agreement without SPIL’s prior written approval.  However, such approval shall be deemed to have been given solely to the extent such disclosure is required to comply with requirements of a Governmental Authority.

12.8Headings.  The headings used in this Agreement are inserted for convenience only and shall not affect the construction or interpretation of any provision.

12.9Notices.  Any notice required or permitted by this Agreement shall be made in writing.  All notices shall be sent by registered or certified mail, return receipt requested, or by commercial carrier, in each case postage prepaid.  All such notices shall be deemed to have been

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[***] after dispatch in such manner, addressed as shown below or to such other address as a party may indicate by notice:

To SPIL:	SciClone Pharmaceuticals International China Holding Ltd.
Box 309GT
Georgetown, Grand
Cayman British West Indies

To Importer:	Sinopharm Holding Lingyun Biopharmaceutical (Shanghai) Co. Limited
RM 1903, No. 175, East Yan’an Road
Huangpu District, Shanghai
Attention: General Manager

12.10Entire Agreement; Amendments.  This Agreement with its exhibits sets forth the entire agreement and understanding of the Parties relating to the subject matter herein and supersedes all prior and contemporaneous discussions and negotiations, whether oral or written, between or among them.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by each Party.

12.11Construction.  Unless otherwise expressly provided herein or the context of this Agreement otherwise requires, (a) words of any gender include each other gender, (b) words such as “herein”,  “hereof”, and “hereunder” refer to this Agreement as a whole and not merely to the particular provision in which such words appear, (c) words using the singular will include the plural, and vice versa, and (d) the words “include,” “includes” and “including” will be deemed to be followed by the phrase “but not limited to’’,  “without limitation’’,  “inter alia” or words of similar import, and (e) references to “Article,” “Section,” shall be deemed to include all Sections and subsections therein.

12.12Counterparts.  This Agreement may be executed in three or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

12.13Severability.  If any provision of this Agreement is held invalid by any law, rule, order or regulation of any government, or by the final determination of any court of competent jurisdiction, such invalidity shall not affect the enforceability of any other provisions not held to be invalid.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Import and Distribution Agreement.

SPIL By: /s/ Friedhelm Blobel Name: Friedhelm Blobel Title: Director
IMPORTER By: /s/ Rongjun Huang Name: Rongjun Huang Title: General Manager
Date: October 30, 2015

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Exhibit A

PRODUCTS & PRICING

I.ZADAXIN:

Description:  Thymalfasin for Injection (Zadaxin®) 1.6mg/Vial, 2vials/Box

Minimum Shelf-Life:  [***]  [***] upon delivery by SPIL to Importer or its designee.

Importer Price

SPIL price to Importer:  [***].

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Exhibit B

SPECIFICATIONS

FINISHED PRODUCT SHELF-LIFE SPECIFICATIONS

(ROW and China Pack)

[***]

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Exhibit  C

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Exhibit D

COMPETING PRODUCTS

1.For Zadaxin:

[***]

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Exhibit  E

BUDGET 2016 ZADAXIN

(all in [***])

Zadaxin China Sales

	[***] 2015	[***] F	[***]F	[***]F	[***]F	total 2016
[***] bought/planned to be bought by Lingyun
Lingyun Sales [***]
Inventory at T 1/T2 [***]
Months on Hand

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Exhibit F

SPIL CONTACT INFORMATION

SciClone Pharmaceuticals International China Holding Ltd.

Attn:  SPIL Director

P.O. Box 309GT

Ugland House, South Church Street

Georgetown, Grand Cayman

Phone:  345-949-7546

Fax:  345-949-7740

Bank Account:  [SCLN TO INSERT]

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Exhibit G

EXCHANGE RATE ADJUSTMENT - EXAMPLES

As of the Effective Date, assume for purposes of these examples only that the Standard Exchange Rate is US$ [***] to CNY [***] and the Importer Price is approximately US$ [***] based on [***]  [***] (i.e.,  [***]  [***] divided by [***]).

Example 1:  On July 1, 2016, assume the [***] Exchange Rate is US$ [***] to CNY [***].  Divide [***] by [***] to get [***], which is [***] than [***] but [***] than [***].  However, because on [***]  [***] the Standard Exchange Rate will be adjusted to the [***] Exchange Rate reported on that date, as of [***]:  (a) the Standard Exchange Rate shall be adjusted to US$ [***] to CNY [***] and (b) the Importer Price shall be adjusted to US$ [***] (i.e.,  [***]  [***] divided by [***]).

Example 2:  On October 1, 2016, assume the [***] Exchange Rate is US$ [***] to CNY [***].  Divide [***] by [***] (the effective Standard Exchange Rate set on [***]) to get [***].  Because the [***] Exchange Rate is [***] than [***] or [***] than [***] of the then-effective Standard Exchange Rate, the Standard Exchange Rate will remain unchanged and there will be no change to the Importer Price.

Example 3:  On October 1, 2016, assume instead the [***] Exchange Rate is US$ [***] to CNY [***].  Divide [***] by [***] to get [***].  Because the [***] Exchange Rate is [***] than [***] of the then-effective Standard Exchange Rate, as of October 1, 2016:  (a) the Standard Exchange Rate shall be adjusted to US$ [***] to CNY [***] and (b) the Importer Price shall be adjusted to US$ [***] (i.e.,  [***]  [***] divided by [***])

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Exhibit H

FORM OF FCPA CERTIFICATION

I, _____________________________________________ a duly authorized [representative of] or [vendor for]_____________[vendor, agent, consultant or representative name], confirm that I, my company, and anyone retained by me or my company are aware of and understand SciClone Pharmaceuticals International China Holding Ltd.’s (the “Company”) Global Anti-Bribery and Anti-Corruption Policy based on the U.S. Foreign Corrupt Practices Act of 1977 as amended, (“FCPA”), and that since the date of my last certification, I, my company, and everyone retained by me or my company have not violated, nor caused the Company to violate the PCPA in connection with my representation of the Company in any country.

I confirm that, except as expressly disclosed to the Company or as is generally available public information known to the Company, neither I nor my company is a governmental entity or political party in the country in which I represent the Company, and that no officer, director, stockholder, employee or agent of my company is a government, governmental entity, or “foreign official”, as that term is defined below.  “Foreign Official” is defined as:

(i)any officer or employee of the foreign country’s government, including any federal, regional or local department, agency, state-owned or state-controlled enterprise or corporation or other instrumentality thereof;

(ii)any person acting in an official capacity for or on behalf of any such entities identified in clause (i);

(iii)any official of a political party, or candidate or nominee of any political party in the foreign country or for any position with any entity identified in clause (i) above; and

(iv)any official or employee of a public international organization.

In connection with [my representation of] or [services provided for] the Company, neither I, nor my company, nor any of its officers, directors, stockholders, employees or agents have offered, paid, promised to pay, or authorized the payment of any money, or offered, the payment of any money or anything of value to (a) any “foreign official” as that term is defined above, or (b) any person, while knowing that all or a portion of such money or thing of value will be offered or given directly or indirectly to any official, political party, or to any candidate for political office for any of the prohibited purposes listed below.  These prohibited purposes are:

1.to influence any act or decision of such foreign official, political party, party official, or candidate in his or its official capacity,

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2.to induce such foreign official, political party, party official, or candidate to do or omit to do any act in violation of the lawful duty of such foreign official, political party, party official, or candidate,

3.to secure any improper advantage; or

4.to induce such foreign official, political party, party official, or candidate to use his or its influence with a foreign government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality,

I agree that should I learn of or have reason to know of any activities in connection with the representation of the Company which may constitute a violation of the FCPA or applicable local country anticorruption laws, I will immediately advise the Company’s Legal Department at:

SciClone Pharmaceuticals International China Holding Ltd.

P.O. Box 309GT

Ugland House, South Church Street

Georgetown, Grand Cayman

Phone:  345-949-7546

Fax:  345-949-7740

Date: October 30, 2015	Authorized Vendor’s Signature /s/ Rongjun Huang Vendor ‘s Title Organization

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